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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): OCTOBER 12, 2005

                         MEDICAL PROPERTIES TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                        COMMISSION FILE NUMBER 001-32559

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
                 MARYLAND                                         20-0191742
      (State or other jurisdiction                            (I. R. S. Employer
    of incorporation or organization)                        Identification No.)

   1000 URBAN CENTER DRIVE, SUITE 501
             BIRMINGHAM, AL                                         35242
(Address of principal executive offices)                          (Zip Code)

               Registrant's telephone number, including area code
                                 (205) 969-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01. AMENDMENT TO THE AMENDED AND RESTATED MEDICAL PROPERTIES TRUST, INC.
     2004 EQUITY INCENTIVE PLAN.

     On October 12, 2005, at the Annual Meeting of Stockholders, the stockholders of Medical Properties Trust, Inc. (the "Company") approved an amendment to the Amended and Restated Medical Properties Trust, Inc. 2004 Equity Incentive Plan (the "Equity Incentive Plan"). The amendment increases the number of shares reserved for issuance under the Equity Incentive Plan by 3,900,000, bringing the total number of shares issuable thereunder to 4,691,180.

     The foregoing summary of the amendment to the Equity Incentive Plan is qualified in its entirety by reference to the full text of the Equity Incentive Plan, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (incorporating by reference therein Appendix B to the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 13, 2005).

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (C)  EXHIBITS:

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
EXHIBIT
 NUMBER   DESCRIPTION
-------   -----------
  10.1 Amended and Restated Medical Properties Trust, Inc. 2004 Equity Incentive Plan, incorporated by reference to Appendix B to the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 13, 2005

  10.2 Form of Stock Option Award Awarded to Independent Director under the Amended and Restated Medical Properties Trust, Inc. 2004 Equity Incentive Plan

  10.3 Form of Restricted Stock Award Awarded to Independent Director under the Amended and Restated Medical Properties Trust, Inc. 2004 Equity Incentive Plan

  10.4 Form of Restricted Stock Award under the Amended and Restated Medical Properties Trust 2004 Equity Incentive Plan

  10.5 Form of Deferred Stock Unit Award Awarded to Independent Director under the Amended and Restated Medical Properties Trust, Inc. 2004 Equity Incentive Plan
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MEDICAL PROPERTIES TRUST, INC.
                                        (Registrant)


                                        By: /s/ R. Steven Hamner
                                            ------------------------------------
                                            R. Steven Hamner
                                            Executive Vice President
                                            and Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)

Date: October 18, 2005
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                                INDEX TO EXHIBITS

EXHIBIT
 NUMBER   DESCRIPTION
-------   -----------
  10.1    Amended and Restated Medical Properties Trust, Inc. 2004 Equity
          Incentive Plan, incorporated by reference to Appendix B to the
          Company's Definitive Proxy Statement on Schedule 14A filed with the
          Securities and Exchange Commission on September 13, 2005

  10.2    Form of Stock Option Award Awarded to Independent Director under the
          Amended and Restated Medical Properties Trust, Inc. 2004 Equity
          Incentive Plan

  10.3 Form of Restricted Stock Award Awarded to Independent Director under the Amended and Restated Medical Properties Trust, Inc. 2004 Equity
          Incentive Plan

  10.4    Form of Restricted Stock Award under the Amended and Restated Medical
          Properties Trust 2004 Equity Incentive Plan

  10.5 Form of Deferred Stock Unit Award Awarded to Independent Director under the Amended and Restated Medical Properties Trust, Inc. 2004
          Equity Incentive Plan
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